KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
--------------------------------------------------------------------------------

INVESCO SPECIALTY FUNDS

REAL ESTATE OPPORTUNITY FUND
TELECOMMUNICATIONS FUND






                                   SEMIANNUAL









SEMIANNUAL REPORT | January 31, 2000       [INVESCO ICON] INVESCO FUNDS (R)
                                           A MEMBER OF THE AMVESCAP GROUP

"MANY OF THESE HIGHLY SPECIALIZED FIRMS CANNOT KEEP UP WITH THEIR ORDERS--OFTEN A SURE SIGNAL OF TREMENDOUS EARNINGS GROWTH AHEAD." (PAGE 4)

"IN A SENSE, WE HAVE MADE CHANGES IN THE PORTFOLIO TO BETTER ADAPT TO THE CONTOURS OF THE NEW ECONOMY BASED AROUND SERVICE INDUSTRIES AND TECHNOLOGY." (PAGE 6)

Graph:      Telecommunications Fund
            Total Return Since Inception 8/94 vs. S&P 500 Index and MSCI-EAFE Index

            This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund to the value of a $10,000 investment in the S&P 500 Index and a $10,000 investment in the MSCI-EAFE Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/94) through 1/31/00.

Graph:      Real Estate Opportunity Fund
            Total Return Since Inception 1/97 vs. S&P 500 Index and NARIET Index

            This line graph compares the value of a $10,000 investment in INVESCO Real Estate Opportunity Fund to the value of a $10,000 investment in the S&P 500 Index and a $10,000 investment in the NAREIT Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (1/97) through 1/31/00.

The line graphs illustrate the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, for the periods since inception and ended 1/31/00. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is no guarantee of future results.)(1),(2)

Note: Because we believe Telecommunications Fund is best compared to the S&P 500 Index due to the nature of our investment strategy, this is the last report in which we will refer the the MSCI-EAFE Index.

                                  TOTAL RETURN
                             PERIODS ENDED 3/31/00(1)
                            6 months    1 year      5 years*    Since Inception*  Page #


TELECOMMUNICATIONS            65.20%   117.36%       46.59%             42.81%**    3
REAL ESTATE OPPORTUNITY FUND  -3.61%    -2.21%         N/A              -4.16%***   5


* ANNUALIZED
** 8/94
*** 1/97

TELECOMMUNICATIONS FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

The six months ended in January were again extremely rewarding for investors in leading telecommunications firms. It is becoming increasingly clear, however, that simply being in the sector is no longer enough to drive strong stock performance for individual firms; indeed, the stocks of many of the largest communications firms have endured significant declines.

Instead, the market for telecommunications stocks seems to have reached a new stage, one that recognizes that the rapid growth that remains ahead for the sector will benefit only those firms that enjoy unique competitive advantages. We are pleased to report that we have been able to focus our investments on many of these companies. As a result, our performance has been exceptionally strong - although we would repeat our warning that investors should not expect such returns to be the norm as we move forward.

For the six-month period ended January 31, 2000, the value of your shares rose 65.20%. This performance greatly exceeded that of the S&P 500 Index, which increased 5.58% over the same period, as it did that of the MSCI-Europe, Australia, Far East Index, which rose 11.19%. (Of course, past performance is not a guarantee of future results.)(1),(2)

FINDING COMPETITIVE ADVANTAGE
What creates a unique competitive advantage in the telecommunications sector? Clearly, the benefits that once accrued to phone companies by reason of geography are steadily disappearing. With the Telecommunications Act of 1996, the deregulation process that began with the breakup of AT&T two decades ago has now reached the level of AT&T's descendants, known as the regional Bell operating companies. With new competition from upstart local and regional service firms, the incumbent carriers have faced declining margins in many of their areas of business.

Indeed, while they still own a small part of the total market, "competitive local exchange carriers" are currently responsible for the installation of roughly half of all new phone lines. We have focused on competitive carriers such as McLeodUSA Inc and Allegiance Telecom, which impress us as more aggressively pursuing their markets than their established competitors.

BEYOND THE CALLING PLANS
Competition is also strong in the long-distance wire and cellular phone markets. As many consumers have lately been pleased to discover, rates on both long-distance and cellular calls have been coming down as carriers add capacity and compete for new business. But what is great for consumers is not necessarily great for shareholders of many of these companies.

--------------------------------------------------------------------------------
FUND MANAGER

BRIAN B. HAYWARD

THE FUND IS MANAGED BY VICE PRESIDENT BRIAN B. HAYWARD. BEFORE COMING TO INVESCO, HE WAS A SENIOR EQUITY ANALYST FOR MISSISSIPPI VALLEY ADVISORS. BRIAN HAS A BA IN MATHEMATICS AND A MA IN ECONOMICS FROM THE UNIVERSITY OF MISSOURI. HE IS A CHARTERED FINANCIAL ANALYST.

Thus, we believe, the real future for many of these firms lies outside such "calling plan" competition. Large firms with national and even global networks are ideally positioned to benefit from the explosion in data traffic that is accompanying the growth of the Internet. Firms such as AT&T Corp and Qwest Communications International that are making acquisitions to gain access to residential consumers may someday be in the enviable position of providing
Internet, video, and data traffic to millions of households. This is a high-stakes strategy, but we have maintained key positions in these two firms because the risk that the attempt may fail appears to be already reflected in their stock prices.

SYSTEMS AND SUBSYSTEMS
While competition has been fierce in many areas even as the sector has boomed, equipment manufacturers have enjoyed a much more favorable environment. This has been particularly true of component manufacturers, the firms that supply the chips, lasers, cable, software, routers and other equipment that are necessary to make data and voice traffic speed across the fiber-optic networks being installed around the world. Many of these highly specialized firms cannot keep up with orders -- often a sure signal of tremendous earnings growth ahead.

JDS Uniphase is a prime example of one of the stocks that has served our fund well. Through acquisitions, JDS Uniphase has developed expertise in producing a number of fiber optic components, and it is well recognized as the leading producer of the "passive" lasers that feed light signals along the cables. Component, or "sub-system," companies like JDS Uniphase seem better-positioned to us than even large system manufacturers, such as Lucent. Indeed, in just the past year, JDS Uniphase has gone from relative obscurity to becoming a large-capitalization company with a major imprint on the industry.

Such is the pace of change in the telecommunications sector. As we move forward, we are optimistic that investors who are able to withstand some volatility will continue to be rewarded -- and we hope to be able to report similar success stories in our next report.

/s/ Brian B. Hayward

Brian Hayward
Vice President

REAL ESTATE OPPORTUNITY FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGER
-----------------------------------------------------------------------
Dear Shareholder:

Once again, real estate investors have endured a difficult period. Despite the hopes of many that the real estate sector would revive last spring when some prominent investors showed renewed interest, the long-awaited rebound has yet to appear. Instead, along with most slower-growing companies, the stocks of many real estate investment trusts (REITs) have languished as investors have focused on high-growth firms in areas such as telecommunications and technology. Although we can do nothing to change these past results, we are taking steps to better position the fund for growth investing -- while also seeking to benefit from any general rebound in the sector.

For the six-month period ended January 31, 2000, the value of your shares declined 3.61%. This return was disappointing, but it was better than that of the NAREIT Index, which declined 5.67% over the same period. (Of course, past performance is no guarantee of future results.)(1),(2)

In the past, our fund has been almost exclusively focused on REITs, which by law invest only in real estate and pay out the vast majority of their funds from operations to shareholders. Thus, while REITs can provide good income, they are also structurally unable to acquire the funds from internal sources to invest in new opportunities. This has been one of the largest factors in their poor stock performance over the past few years, during which investors have been anxious to find companies that are putting their capital to work. As we have related to you before, many REITs are in fact making a great deal of money -- but the market has attached a low value to that underlying performance.

TWO FACTORS DRIVING CHANGE
Two factors -- one internal to the fund and the other external -- make us confident that we will be able to better diversify while still maintaining our focus on the opportunities represented by real estate. First, the external: The REIT Modernization Act, passed last year, will soon allow REITs to keep a larger portion of their funds from operation for reinvestment. More importantly, the Act will also allow REITs to provide a greater a range of services to their tenants. The most interesting of these ancillary services, perhaps, is the provision of high-speed data connections. Some leading REITs have already wired their buildings in order to position themselves for a piece of this lucrative revenue stream.

The internal factors will be felt more immediately. As we have informed you, we have moved the fund's operations to Denver and given it a new name. Both of these actions were taken to better exploit a strategy of diversification within the fund. While REITs will remain a dominant portion of the portfolio, we plan to broaden our investments into a number of higher-growth industries connected with the real estate sector.

--------------------------------------------------------------------------------
FUND MANAGER

SEAN KATOF

SEAN KATOF WAS RECENTLY NAMED THE PORTFOLIO MANAGER OF REAL ESTATE OPPORTUNITY FUND. SEAN RECEIVED HIS BS IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF COLORADO AT BOULDER AND HIS MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. HE ALSO SERVES AS ASSISTANT PORTFOLIO MANAGER ON THE EQUITY INCOME TEAM COVERING THE BASIC MATERIAL, CAPITAL GOODS AND TRANSPORTATION SECTORS. HE JOINED INVESCO IN 1994.

TAKING A BROADER LOOK
Since relocating management to Denver, we have made several investments in non-traditional real estate companies. A prime example would be our position (established following our reporting period) in Crown Castle, which owns and operates cellular towers. On the one hand, this is a quintessential real estate play: With communities highly suspicious of new towers, the demand by cellular providers for "space" on the towers is growing rapidly. On the other hand, our investment in a company like Crown Castle allows us to participate in telecommunications, one of the fastest-growing areas of the economy.

In a sense, we have made changes in the portfolio to better adapt to the contours of the New Economy based around service industries and technology. At the same time, however, we are cognizant -- as are virtually all real estate investors -- of the significant values that now exist in the sector. Should traditional real estate firms bounce back, we plan to be there to benefit as well.

We are optimistic that shareholders will enjoy the best of both worlds with these changes. Well-positioned for a change in market sentiment toward REITs, they will also benefit should the stocks of the New Economy continue to steam ahead.

We will look forward to reporting to you on the fruits of this strategy in six months.

/s/ Sean Katof

Sean Katof
Portfolio Manager

INVESCO | SEMIANNUAL REPORT | JANUARY 31, 2000
MOVING FORWARD
--------------------------------------------------------------------------------
MARKET HEADLINES: AUGUST 1999 TO JANUARY 2000

The six months ended in January 2000 continued the "tale of two markets" that had characterized the investment landscape for the last couple of years. One market, characterized primarily by fast-growing technology and telecommunications stocks, continued to rocket ahead, based on investors' enthusiasm for earnings growth in the "New Economy." Meanwhile, the other market, dominated by traditional firms, moved sideways as investors fretted about rising interest rates. Indeed, as the list of favored firms narrowed, some recent star performers -- particularly the major drug companies -- lagged seriously as investors became even more selective in looking for high unit growth rates and expanding markets.

With world growth re-accelerating following the emerging markets crisis of 1998, inflation again seemed a real threat to the advanced economies. Indeed, commodity prices surged as worldwide demand picked up. Helped along by OPEC, oil more than doubled its price of last year. Increasing energy costs helped the producer price index rise at a roughly 3% annual rate, although consumer price inflation registered a more modest 2% increase throughout much of the period.

Given the surging economy, however, modest inflationary signs were not enough to ease Federal Reserve Board worries. Even though many economists had come to accept that the economy had a higher non-inflationary speed limit than previously thought -- roughly 3.5% instead of 2.5% -- gross domestic product growth easily surpassed even this target in both the first and third quarters. To stave off inflation, the Fed brought increased official interest rates by 0.25% in August and again in November, which helped drive long-term bond yields to their highest levels since 1997. In part, the Fed's action worked as intended, as higher mortgage interest rates caused a slowdown in the red-hot property sector.

If the Fed was intending to puncture some of the "irrational exuberance" in the stock market, however, it failed resoundingly. Although higher interest rates should theoretically bring down price-to-earnings ratios, multiples remained roughly the same as they had been at the end of 1998; as profits increased, therefore, so did stock prices for many companies. Thus, interest rates and stock prices headed higher together, baffling many "old paradigm" market watchers. In fact, as 1999 ended and a new stock market century began, enthusiasm for technology stocks seemed virtually without bounds. Even a downturn in the broader market indexes at the end of January did little to slow down the technology-dominated Nasdaq Index.

Pessimists worried that a dangerous bubble in technology stocks was emerging. But optimists pointed to the remarkable worldwide demand for technology by businesses seeking to remain competitive -- not to mention consumers desiring computers, cell phones, and other trinkets of the digital age. Periods of economic and technological change like this come along once in a lifetime, they argued, and the real risk to investors was in not adjusting their portfolios accordingly.

--------------------------------------------------------------------------------

SINCE THE FUNDS ARE ACTIVELY MANAGED, HOLDINGS WILL CHANGE OVER TIME.

(1)TOTAL  RETURN  ASSUMES   REINVESTMENT  OF  DIVIDENDS  AND  CAPITAL  GAIN
DISTRIBUTIONS FOR THE PERIODS INDICATED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE NASDAQ IS AN UNMANAGED INDEX REFLECTING STOCKS TRADED OVER THE COUNTER.

(2)THE  S&P  500  IS  AN  UNMANAGED  INDEX  OF  COMMON  STOCKS   CONSIDERED
REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET. THE MSCI-EAFE IS AN UNMANAGED INDEX CONSIDERED REPRESENTED OF THE EQUITY MARKETS OF EUROPE, AUSTRALIA, AND THE FAR EAST. THE NAREIT IS AN UNMANAGED INDEX INDICATIVE OF THE U.S. REAL ESTATE INVESTMENT TRUST MARKET.

TEN LARGEST COMMON STOCK HOLDINGS

INVESCO SPECIALTY FUNDS, INC.
JANUARY 31, 2000
UNAUDITED


DESCRIPTION                                                              VALUE
--------------------------------------------------------------------------------
REAL ESTATE OPPORTUNITY FUND
Apartment Investment & Management Class A Shrs                   $   1,117,312
ProLogis Trust                                                       1,105,625
Liberty Property Trust SBI                                             916,181
Trizec Hahn                                                            915,563
Equity Office Properties Trust SBI                                     869,125
Post Properties                                                        805,875
Avalonbay Communities                                                  766,693
Public Storage                                                         712,388
Essex Property Trust                                                   680,000
General Growth Properties                                              627,000

TELECOMMUNICATIONS FUND
JDS Uniphase                                                     $  92,159,356
Mannesmann AG Registered Shrs                                       77,186,343
Nokia Corp Sponsored ADR Representing Ord Shrs                      73,620,900
Cisco Systems                                                       73,425,225
EMC Corp                                                            71,472,150
Gemstar International Group Ltd                                     69,813,225
SDL Inc                                                             66,235,366
Amdocs Ltd                                                          65,675,925
EchoStar Communications Class A Shrs                                64,807,962
Nortel Networks                                                     59,985,563

Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES

INVESCO SPECIALTY FUNDS, INC.
JANUARY 31, 2000
UNAUDITED


                                          COUNTRY        SHARES OR
                                          CODE IF        PRINCIPAL
%      DESCRIPTION                         NON US           AMOUNT               VALUE
REAL ESTATE OPPORTUNITY FUND
92.31  COMMON STOCKS
1.83   GAMING
       Harrah's Entertainment(a)                            18,800      $      374,825
======================================================================================
2.52   INSURANCE
       John Hancock Financial Services(a)                   29,500             514,406
======================================================================================
2.00   LODGING -- HOTELS
       Marriott International Class A Shrs                  13,200             410,025
======================================================================================
3.09   PAPER & FOREST PRODUCTS
       Champion International                                5,600             327,600
       Weyerhaeuser Co                                       5,300             304,088
======================================================================================
                                                                               631,688
76.48  REAL ESTATE INVESTMENT TRUST
       Apartment Investment & Management Class A Shrs       29,500           1,117,312
       Archstone Communities Trust                          20,000             401,250
       Arden Realty                                         27,600             583,050
       Avalonbay Communities                                22,223             766,693
       Boston Properties                                    18,900             567,000
       Brandywine Realty Trust SBI                          20,900             342,237
       CarrAmerica Realty                                   28,100             609,419
       CBL & Associates Properties                          20,000             421,250
       Cornerstone Properties                               13,000             186,875
       Developers Diversified Realty                        30,000             390,000
       Duke-Weeks Realty                                    20,000             396,250
       Equity Office Properties Trust SBI                   34,000             869,125
       Equity Residential Properties Trust SBI              10,000             415,000
       Essex Property Trust                                 20,000             680,000
       Gables Residential Trust                             20,000             433,750
       General Growth Properties                            22,000             627,000
       Health Care Property Investors                       20,000             511,250
       Kilroy Realty                                        16,600             322,663
       Liberty Property Trust SBI                           39,300             916,181
       Mack-Cali Realty                                     10,000             254,375
       MeriStar Hospitality                                 10,700             174,544
       Mills Corp                                           10,000             174,375
       New Plan Excel Realty Trust                          10,000             163,750
       Post Properties                                      21,000             805,875
       Prentiss Properties Trust SBI                        24,500             514,500
       ProLogis Trust SBI                                   58,000           1,105,625

                                           COUNTRY       SHARES OR
                                           CODE IF       PRINCIPAL
%      DESCRIPTION                          NON US          AMOUNT               VALUE

       Public Storage                                       31,400      $      712,388
       Reckson Associates Realty                            21,100             416,725
       Simon Property Group                                 20,500             506,094
       Taubman Centers                                      23,200             259,550
======================================================================================
                                                                            15,644,106
6.39   REAL ESTATE RELATED
       HomeStore.com Inc(a)                                  1,400             136,587
       Security Capital Group Class B Shrs(a)               20,000             255,000
       Trizec Hahn                                          57,000             915,563
======================================================================================
                                                                             1,307,150
       TOTAL COMMON STOCKS (Cost $19,227,276)                               18,882,200
======================================================================================
7.69   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase  Agreement  with State Street dated
         1/31/2000 due 2/1/2000 at 5.580%,
         repurchased at $1,572,244 (Collateralized
         by U.S. Treasury Notes, due 9/30/2000 at
         4.500%,  value $1,606,473)  (Cost $1,572,000) $ 1,572,000           1,572,000
======================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $20,799,276)
       (Cost for Income Tax Purposes $21,611,480)                       $   20,454,200
======================================================================================

TELECOMMUNICATIONS FUND
89.31  COMMON STOCKS
2.81   BROADCASTING
       EchoStar Communications Class A Shrs(a)             795,800      $   64,807,962
       Grupo Televisa SA de CV Sponsored GDR
         Representing 2 Ord Participation
         Certificates(a)                      MX           223,000          12,376,500
======================================================================================
                                                                            77,184,462
1.17   CABLE
       NTL Inc(a)                                          256,250          32,239,453
======================================================================================
16.97  COMMUNICATIONS - EQUIPMENT & MANUFACTURING
       CIENA Corp(a)                                       263,000          17,259,375
       Comverse Technology(a)                              406,900          58,339,287
       Copper Mountain Networks(a)                         320,600          17,713,150
       JDS Uniphase(a)                                     451,900          92,159,356
       Metasolv Software(a)                                125,800          13,429,150
       Motorola Inc                                        373,765          51,112,364
       Nokia Corp Sponsored ADR Representing
         Ord Shrs                             FI           402,300          73,620,900
       Nortel Networks                        CA           627,300          59,985,563
       QUALCOMM Inc(a)                                     266,000          33,782,000
       Scientific-Atlanta Inc                              310,500          23,927,906
       Tellabs Inc(a)                                      462,400          24,969,600
======================================================================================
                                                                           466,298,651


                                           COUNTRY       SHARES OR
                                           CODE IF       PRINCIPAL
%      DESCRIPTION                          NON US          AMOUNT               VALUE

16.50  COMPUTER RELATED
       Cisco Systems(a)                                    670,550      $   73,425,225
       Covad Communications Group(a)                       233,500          16,520,125
       EMC Corp(a)                                         671,100          71,472,150
       Exodus Communications(a)                            360,000          41,355,000
       Foundry Networks(a)                                  56,000           7,542,500
       Inktomi Corp(a)                                     284,000          28,240,250
       Internap Network Services(a)                        341,000          21,142,000
       Juniper Networks(a)                                 125,300          16,954,656
       Metromedia Fiber Network Class A Shrs(a)            582,600          39,434,737
       Microsoft Corp(a)                                   197,700          19,349,888
       PSINet Inc(a)                                       536,300          42,836,963
       Redback Networks(a)                                 134,800          25,098,075
       Sycamore Networks(a)                                 19,900           6,348,100
       Verio Inc(a)                                        200,000          12,875,000
       Yahoo! Inc(a)                                        95,600          30,789,175
======================================================================================
                                                                           453,383,844
9.86   ELECTRONICS -- SEMICONDUCTOR
       Applied Micro Circuits(a)                           270,900          40,025,475
       Broadcom Corp Class A Shrs(a)                       101,900          29,480,944
       Conexant Systems(a)                                 382,800          32,346,600
       PMC-Sierra Inc(a)                      CA           232,100          41,894,050
       RF Micro Devices(a)                                 355,100          28,718,713
       SDL Inc(a)                                          255,550          66,235,366
       Texas Instruments                                   103,600          11,175,850
       Vitesse Semiconductor(a)                            482,300          20,980,050
======================================================================================
                                                                           270,857,048
2.54   ENTERTAINMENT
       Gemstar International Group Ltd(a)                1,051,800          69,813,225
======================================================================================
2.81   MACHINERY
       Mannesmann AG Registered Shrs          GM           281,500          77,186,343
======================================================================================
0.90   MANUFACTURING
       Corning Inc                                         160,900          24,818,825
======================================================================================
0.72   RETAIL
       Tandy Corp                                          405,900          19,838,363
======================================================================================
3.02   SERVICES
       America Online(a)                                   300,000          17,081,250
       CMGI Inc(a)                                         306,400          34,489,150
       CSG Systems International(a)                        830,500          31,403,281
======================================================================================
                                                                            82,973,681

                                           COUNTRY       SHARES OR
                                           CODE IF       PRINCIPAL
%      DESCRIPTION                         NON US          AMOUNT               VALUE

7.38   TELECOMMUNICATIONS - CELLULAR & WIRELESS
       China Telecom Ltd(a)                   HK         3,115,000      $   19,257,310
       Crown Castle International(a)                       410,500          12,982,062
       Nextel Communications Class A Shrs(a)               225,650          24,003,519
       NTT Mobile Communications Network      JA             1,220          41,485,357
       Partner Communications Ltd ADR
         Representing Ord Shrs(a)             IS           727,550          13,368,731
       Telecom Italia Mobile SpA              IT         2,315,200          25,528,710
       Teligent Inc Class A Shrs(a)                        146,450           9,821,303
       VoiceStream Wireless(a)                             279,000          32,747,625
       WinStar Communications(a)                           333,600          23,623,050
======================================================================================
                                                                           202,817,667
11.36  TELECOMMUNICATIONS -- LONG DISTANCE
       Allegiance Telecom(a)                               197,600          20,822,100
       AT&T Corp                                           529,920          27,953,280
       Equant NV New York Shrs(a)             NL           139,300          14,408,844
       Esat Telecom Group PLC Sponsored ADR
         Representing 2 Ord Shrs(a)           IE           443,200          43,184,300
       Global Crossing Ltd(a)                 BD           786,121          39,895,641
       Global TeleSystems Group(a)                         888,600          22,159,463
       Infonet Services Class B Shrs(a)                    615,450          17,386,462
       ITC DeltaCom(a)                                     369,300          10,709,700
       KPNQwest NV Class C Shrs(a)            NL           378,200          24,062,975
       Nippon Telegraph & Telephone           JA             1,968          29,783,362
       Qwest Communications International(a)               499,200          19,656,000
       Sprint Corp                                         448,800          29,031,750
       Viatel Inc(a)                                       350,000          12,928,125
======================================================================================
                                                                           311,982,002
13.27  TELEPHONE
       Amdocs Ltd(a)                                     1,234,800          65,675,925
       AT&T Canada Class B Depository
         Receipts(a)                          CA           831,600          42,359,625
       BellSouth Corp                                      602,400          28,350,450
       Cable & Wireless PLC                   UK           934,700          19,036,669
       COLT Telecom Group PLC(a)              UK           221,000          10,517,307
       COLT Telecom Group PLC Sponsored ADR
         Representing 4 Ord Shrs(a)           UK           241,100          45,899,413
       Illuminet Holdings(a)                               222,100          11,188,287
       McLeodUSA Inc(a)                                    445,500          30,628,125
       NEXTLINK Communications Class A Shrs(a)             248,800          20,992,500
       RCN Corp(a)                                         355,500          21,130,031
       SBC Communications                                  664,186          28,643,021


                                           COUNTRY       SHARES OR
                                           CODE IF       PRINCIPAL
%      DESCRIPTION                          NON US          AMOUNT               VALUE

       Time Warner Telecom Class A Shrs(a)                 181,500      $   11,026,125
       US WEST                                             439,400          29,220,100
======================================================================================
                                                                           364,667,578
       TOTAL COMMON STOCKS (Cost $1,404,372,177)                         2,454,061,142
======================================================================================
0.76   PREFERRED STOCKS
0.22   COMMUNICATIONS - EQUIPMENT & MANUFACTURING
       Corvis Corp, Pfd Series H Shrs                       74,505           5,999,888
======================================================================================
0.54   TELECOMMUNICATIONS -- LONG DISTANCE
       IXC Communications, Jr Exchangeable Pfd
          Series B Shrs(b), 12.500%,                        13,626          14,852,340
======================================================================================
       TOTAL PREFERRED STOCKS (Cost $21,158,813)                            20,852,228
======================================================================================
0.34   FIXED INCOME SECURITIES
0.34   CORPORATE BONDS
0.34   TELECOMMUNICATIONS -- LONG DISTANCE
       Esat Telecom Group PLC
          Sr Notes, Series B, 11.875%,
          12/1/2008                           IE       $ 2,500,000           2,931,250
          Sr Step-Up Notes, Zero Coupon(c),
          2/1/2007                            IE       $7,154 ,000           6,402,830
======================================================================================
       TOTAL FIXED INCOME SECURITIES
        (Cost $9,389,740)                                                    9,334,080
======================================================================================
9.59   SHORT-TERM INVESTMENTS
9.46   COMMERCIAL PAPER
2.91   CONSUMER FINANCE
       General Motors Acceptance, 5.506%, 2/2/2000     $50,000,000          50,000,000
       Sears Roebuck Acceptance, 5.656%, 2/3/2000      $30,000,000          30,000,000
======================================================================================
                                                                            80,000,000
6.55   FINANCIAL
       Associates First Capital, 5.811%, 2/1/2000      $50,000,000          50,000,000
       Ford Motor Credit, 5.586%, 2/4/2000             $50,000,000          50,000,000
       Heller Financial, 5.817%, 2/7/2000              $40,000,000          40,000,000
       Texaco Inc, 5.547%, 2/4/2000                    $40,000,000          40,000,000
======================================================================================
                                                                           180,000,000
       TOTAL COMMERICAL PAPER (Cost $260,000,000)                          260,000,000
======================================================================================
0.13   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated  1/31/2000  due 2/1/2000 at
         5.580%,  repurchased at $3,518,545
         (Collateralized by US Treasury Notes,
         due 9/30/2000 at 4.500%, value $3,589,464)
         (Cost $3,518,000)                             $ 3,518,000           3,518,000
======================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (Cost $263,518,000)                                               263,518,000
======================================================================================

                                           COUNTRY       SHARES OR
                                           CODE IF       PRINCIPAL
%      DESCRIPTION                          NON US          AMOUNT               VALUE


100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $1,698,438,730)
       (Cost for Income Tax Purposes $1,699,029,509)                    $2,747,765,450
======================================================================================

(a) Security is non-income producing.

(b) Security is a payment-in-kind (PIK) security. PIK securities may make interest payments in additional securities.

(c) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.


SUMMARY OF INVESTMENTS BY COUNTRY

                                                % OF
                               COUNTRY    INVESTMENT
COUNTRY                           CODE    SECURITIES                   VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND
Bermuda                             BD         1.45%         $     39,895,641
Canada                              CA         5.25               144,239,238
Finland                             FI         2.68                73,620,900
Germany                             GM         2.81                77,186,343
Hong Kong                           HK         0.70                19,257,310
Ireland                             IE         1.91                52,518,380
Isreal                              IS         0.49                13,368,731
Italy                               IT         0.93                25,528,710
Japan                               JA         2.59                71,268,719
Mexico                              MX         0.45                12,376,500
Netherlands                         NL         1.40                38,471,819
United Kingdom                      UK         2.75                75,453,389
United States                       US        76.59             2,104,579,770
================================================================================
                                             100.00%         $  2,747,765,450
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO SPECIALTY FUNDS, INC.
JANUARY 31, 2000
UNAUDITED


                                     REAL ESTATE
                                     OPPORTUNITY             TELECOMMUNICATIONS
                                            FUND                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                    $     20,799,276             $    1,698,438,730
================================================================================
  At Value(a)                   $     20,454,200             $    2,747,765,450
Cash                                         911                              0
Receivables:
  Investment Securities Sold           2,634,822                              0
  Fund Shares Sold                       424,818                     51,122,029
  Dividends and Interest                  16,474                      1,115,480
Prepaid Expenses and Other Assets        155,138                        209,540
================================================================================
TOTAL ASSETS                          23,686,363                  2,800,212,499
================================================================================
LIABILITIES
Payables:
  Custodian                                    0                         47,823
  Distributions to Shareholders            8,674                              0
  Investment Securities Purchased      2,885,408                     60,296,679
  Fund Shares Repurchased                 39,265                     14,977,923
Accrued Distribution Expenses              4,246                        505,083
Accrued Expenses and Other Payables        8,205                         25,304
================================================================================
TOTAL LIABILITIES                      2,945,798                     75,852,812
================================================================================
NET ASSETS AT VALUE             $     20,740,565             $    2,724,359,687
================================================================================
NET ASSETS
Paid-in Capital(b)              $     29,940,623             $    1,609,418,688
Accumulated Undistributed
  (Distributions in Excess of)
  Net Investment Income (Loss)          (13,830)                    (2,808,889)
Accumulated Undistributed Net
  Realized Gain (Loss) on
  Investment Securities and
  Foreign Currency Transactions      (8,841,152)                     68,424,856
Net Appreciation (Depreciation)
  of Investment Securities and
  Foreign Currency Transactions        (345,076)                  1,049,325,032
================================================================================
NET ASSETS AT VALUE             $     20,740,565             $    2,724,359,687
================================================================================
Shares Outstanding                     3,198,843                     52,043,668
NET ASSET VALUE, Offering and
  Redemption Price per Share    $           6.48             $            52.35
================================================================================

(a)Investment  securities  at  cost  and  value  at  January  31,  2000  include
   repurchase   agreements  of  $1,572,000   and   $3,518,000  for  Real  Estate
   Opportunity and Telecommunications Funds, respectively.

(b)The Fund has 800  million  authorized  shares of common  stock,  par value of
   $0.01 per share. Of such shares, 100 million have been allocated to Real Estate Opportunity Fund and 200 million have been allocated to Telecommnuciations Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO SPECIALTY FUNDS, INC.
SIX MONTHS ENDED JANUARY 31, 2000
UNAUDITED


                                     REAL ESTATE
                                     OPPORTUNITY             TELECOMMUNICATIONS
                                            FUND                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                            $   562,752                 $    1,541,700
Interest                                  43,528                      4,134,722
  Foreign Taxes Withheld                   (866)                       (19,897)
================================================================================
  TOTAL INCOME                           605,414                      5,656,525
================================================================================
EXPENSES
Investment Advisory Fees                  68,243                      4,291,855
Distribution Expenses                     22,748                      1,966,811
Transfer Agent Fees                       87,907                      1,283,207
Administrative Fees                        9,095                        359,026
Custodian Fees and Expenses                4,527                        118,769
Directors' Fees and Expenses               4,669                         28,211
Interest Expense                             364                              0
Professional Fees and Expenses            13,970                         37,886
Registration Fees and Expenses            21,154                         87,890
Reports to Shareholders                   21,430                        225,559
Other Expenses                               585                         17,670
================================================================================
  TOTAL EXPENSES                         254,692                      8,416,884
  Fees and Expenses Absorbed by
    Investment Adviser                 (132,227)                              0
  Fees and Expenses Paid Indirectly      (3,297)                      (101,222)
================================================================================
     NET EXPENSES                        119,168                      8,315,662
================================================================================
NET INVESTMENT INCOME (LOSS)             486,246                    (2,659,137)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities               (1,313,644)                    72,849,571
  Foreign Currency Transactions                 0                       105,329
================================================================================
    Total Net Realized Gain (Loss)    (1,313,644)                    72,954,900
================================================================================
Change in Net Appreciation
    (Depreciation) of:
  Investment Securities                   253,349                   767,014,256
  Foreign Currency Transactions                 0                   (5,428,828)
================================================================================
     Total Net Appreciation               253,349                   761,585,428
================================================================================
NET GAIN (LOSS)ON INVESTMENT
  SECURITIES AND FOREIGN CURRENCY
  TRANSACTIONS                        (1,060,295)                   834,540,328
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                    $  (574,049)                $  831,881,191
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

REAL ESTATE OPPORTUNITY FUND

                                      SIX MONTHS                           YEAR
                                           ENDED                          ENDED
                                      JANUARY 31                        JULY 31
--------------------------------------------------------------------------------
                                            2000                           1999
                                       UNAUDITED
OPERATIONS
Net Investment Income                $   486,246                 $      887,199
Net Realized Loss on Investment
  Securities and Foreign Currency
  Transactions                       (1,313,644)                    (7,214,616)
Change in Net Appreciation of
  Investment Securities and Foreign
  Currency Transactions                  253,349                      3,469,151
================================================================================
NET DECREASE IN NET ASSETS FROM
  OPERATIONS                           (574,049)                    (2,858,266)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                  (486,910)                      (860,435)
In Excess of Net Realized Gain on
  Investment Securities and Foreign
  Currency Transactions                        0                    (1,731,958)
================================================================================
TOTAL DISTRIBUTIONS                    (486,910)                    (2,592,393)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares         47,820,564                    116,589,416
Reinvestment of Distributions            473,429                      2,451,567
================================================================================
                                      48,293,993                    119,040,983
Amounts Paid for Repurchases of
  Shares                            (43,898,159)                  (119,732,760)
================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM FUND SHARE
  TRANSACTIONS                         4,395,834                      (691,777)
================================================================================
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                               3,334,875                    (6,142,436)
NET ASSETS
Beginning of Period                   17,405,690                     23,548,126
================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in
  Excess of) Net Investment Loss of
  ($13,830) and ($13,166),
  respectively)                      $20,740,565                 $   17,405,690
================================================================================

                -----------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                            7,282,170                     15,431,175
Shares Issued from Reinvestment of
  Distributions                           73,501                        346,136
================================================================================
                                       7,355,671                     15,777,311
Shares Repurchased                   (6,680,308)                   (15,826,855)
================================================================================
NET INCREASE (DECREASE) IN FUND
  SHARES                                 675,363                       (49,544)
================================================================================

See Notes to Financial Statements

TELECOMMUNICATIONS FUND

                                       SIX MONTHS                          YEAR
                                            ENDED                         ENDED
                                       JANUARY 31                       JULY 31
--------------------------------------------------------------------------------
                                             2000                          1999
                                        UNAUDITED
OPERATIONS
Net Investment Loss                $  (2,659,137)              $    (2,448,036)
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                         72,954,900                     1,700,782
Change in Net Appreciation of
  Investment Securities and Foreign
  Currency Transactions               761,585,428                   245,324,402
================================================================================
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                          831,881,191                   244,577,148
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                     (1,760)                             0
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                        (6,140,551)                   (5,207,012)
================================================================================
TOTAL DISTRIBUTIONS                   (6,142,311)                   (5,207,012)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares       1,792,191,679                 1,499,364,986
Reinvestment of Distributions           5,888,117                     5,082,544
================================================================================
                                    1,798,079,796                 1,504,447,530
Amounts Paid for Repurchases of
  Shares                            (928,715,382)                 (991,137,779)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS             869,364,414                   513,309,751
================================================================================
TOTAL INCREASE IN NET ASSETS        1,695,103,294                   752,679,887
NET ASSETS
Beginning of Period                 1,029,256,393                   276,576,506
================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in
  Excess of) Net Investment Loss of
  ($2,808,889) and ($147,992),
  respectively)                    $2,724,359,687              $  1,029,256,393
================================================================================

             ------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                            42,913,497                    57,707,098
Shares Issued from Reinvestment of
  Distributions                           140,450                       268,634
================================================================================
                                       43,053,947                    57,975,732
Shares Repurchased                   (23,379,088)                  (39,721,071)
================================================================================
NET INCREASE IN FUND SHARES            19,674,859                    18,254,661
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements -- INVESCO Specialty Funds, Inc.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Specialty Funds, Inc. is incorporated in Maryland and presently consists of two separate Funds: Real Estate Opportunity Fund and Telecommunications Fund (individually the "Fund" and collectively, the "Funds"). Effective February 15, 2000, Realty Fund's name changed to INVESCO Specialty Funds, Inc. - Real Estate Opportunity Fund. The investment objectives of the Funds are: to achieve current income for Real Estate Opportunity Fund, and to achieve a high total return on investments through capital appreciation and current income for Telecommunications Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

On May 20, 1999, shareholders of Real Estate Opportunity Fund and on May 28, 1999, shareholders of Telecommunications Funds approved an Agreement and Plan of Reorganization and Termination, providing for the conversion of each Fund from a separate series of INVESCO Specialty Funds, Inc. to a separate series of INVESCO Sector Funds, Inc., effective March 20, 2000.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C.  SECURITY   TRANSACTIONS  AND  RELATED  INVESTMENT  INCOME  --  Security
transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjusted to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Real Estate Opportunity Fund incurred and elected to defer post-October 31 net capital losses of $894,436 to the year ended March 31, 2000. Telecommunications Fund incurred and elected to defer post-October 31 net currency losses of $142,796 to the year ended March 31, 2000.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:


                                                      AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
                                           $500        $1        $2        $4        $6
                             $0 TO      MILLION   BILLION   BILLION   BILLION   BILLION        OVER
                              $500        TO $1     TO $2     TO $4     TO $6     TO $8          $8
 FUND                      MILLION      BILLION   BILLION   BILLION   BILLION   BILLION     BILLION
---------------------------------------------------------------------------------------------------
Real Estate Opportunity
  Fund                       0.75%        0.65%     0.55%     0.45%     0.40%    0.375%       0.35%
Telecommunications
   Fund                      0.65%        0.55%     0.45%     0.45%     0.40%    0.375%       0.35%


A Sub-Advisory Agreement between IFG and INVESCO Realty Advisors ("IRAI"), an affiliate of IFG, provides that investment decisions of Real Estate Opportunity Fund are made by IRAI. Fees for such sub-advisory services are paid by IFG. Effective January 27, 2000, the sub-advisory agreement with IRAI was terminated and such responsibilities were transferred to IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act ("the Plan") provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the six months ended, January 31, 2000, Real Estate Opportunity and Telecommunications Funds paid the Distributor $22,472 and $1,680,884, respectively, under the plan of distribution.

IFG receives a transfer agent fee from each Fund at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by Real Estate Opportunity Fund for the six months ended January 31, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended January 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                     PURCHASES                        SALES
--------------------------------------------------------------------------------
Real Estate Opportunity Fund       $    38,341,219               $   33,314,694
Telecommunications Fund              1,043,661,880                  325,444,861

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At January 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                                                NET
                                             GROSS                        GROSS        APPRECIATION
FUND                                  APPRECIATION                 DEPRECIATION      (DEPRECIATION)
---------------------------------------------------------------------------------------------------
Real Estate Opportunity Fund       $        91,496               $    1,248,776     $   (1,157,280)
Telecommunications Fund              1,058,915,235                   10,179,294       1,048,735,941


NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI or IRAI.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the six months ended January 31, 2000, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:


                                                                      UNFUNDED
                                           PENSION                     ACCRUED              PENSION
FUND                                      EXPENSES               PENSION COSTS            LIABILITY
---------------------------------------------------------------------------------------------------
Real Estate Opportunity Fund       $           320               $           0      $         1,360
Telecommunications Fund                      7,783                           0                    0


The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At January 31, 2000, there were no such borrowings.

FINANCIAL HIGHLIGHTS


REAL ESTATE OPPORTUNITY FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS                                        PERIOD
                                             ENDED                                         ENDED
                                        JANUARY 31          YEAR ENDED JULY 31           JULY 31
------------------------------------------------------------------------------------------------
                                              2000          1999            1998         1997(a)
                                         UNAUDITED
PER SHARE DATA
Net Asset Value-- Beginning of Period    $    6.90     $    9.15      $    10.99       $   10.00
================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                         0.17          0.33            0.38            0.22
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)            (0.42)        (1.56)          (0.96)            0.99
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS            (0.25)        (1.23)          (0.58)            1.21
================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income          0.17          0.34            0.39            0.22
Distributions from Capital Gains              0.00          0.00            0.87            0.00
In Excess of Capital Gains                    0.00          0.68            0.00            0.00
================================================================================================
TOTAL DISTRIBUTIONS                           0.17          1.02            1.26            0.22
================================================================================================
Net Asset Value -- End of Period         $    6.48     $    6.90      $     9.15       $   10.99
================================================================================================

TOTAL RETURN                            (3.61%)(b)      (13.29%)         (6.49%)       12.24%(b)

RATIOS
Net Assets-- End of Period
  ($000 Omitted)                         $  20,741     $  17,406      $   23,548       $  36,658
Ratio of Expenses to Average
  Net Assets(c)(d)                        0.68%(b)         1.34%           1.22%        1.20%(e)
Ratio of Net Investment Income to
  Average Net Assets(c)                   2.69%(b)         4.23%           3.53%        4.08%(e)
Portfolio Turnover Rate                    199%(b)       697%(f)            258%          70%(b)

(a) From January 1, 1997,  commencement  of investment  operations,  to July 31,
    1997.

(b) Based on  operations  for  the  period  shown  and,  accordingly,   are  not
    representative of a full year.

(c) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended January 31, 2000, for the years ended July 31, 1999 and 1998 and the period ended July 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would
    have been 1.41%, 2.76%,  1.97%  and  1.83%  (annualized),   respectively,
    and ratio of net investment income to average net assets would have been 1.96%, 2.81%, 2.78% and 3.45% (annualized), respectively.

(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(e) Annualized

(f) Portfolio turnover was greater than expected during the year due to active trading undertaken in response to market conditions.

FINANCIAL HIGHLIGHTS


TELECOMMUNICATIONS FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS
                                             ENDED
                                        JANUARY 31                     YEAR ENDED JULY 31
-------------------------------------------------------------------------------------------------------
                                              2000       1999      1998      1997      1996     1995(a)
                                         UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning
  of Period                          $       31.80 $    19.60 $   15.31  $  12.43 $   12.30  $    10.00
=======================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)(b)             (0.05)     (0.00)      0.01      0.06      0.22        0.11
Net Gains on Securities
  (Both Realized and Unrealized)             20.75      12.57      5.32      3.90      1.38        2.35
=======================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                                 20.70      12.57      5.33      3.96      1.60        2.46
=======================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income          0.00       0.00      0.00      0.06      0.22        0.11
Distributions from Capital Gains              0.15       0.37      1.04      1.02      1.25        0.05
=======================================================================================================
TOTAL DISTRIBUTIONS                           0.15       0.37      1.04      1.08      1.47        0.16
=======================================================================================================
Net Asset Value -- End of Period     $       52.35 $    31.80 $   19.60  $  15.31 $   12.43  $    12.30
=======================================================================================================

TOTAL RETURN                             65.20%(c)     65.52%    36.79%    33.93%    13.67%      24.83%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                     $   2,724,360 $1,029,256 $ 276,577  $ 72,458 $  50,516  $   27,254
Ratio of Expenses to Average
  Net Assets                           0.54%(c)(d)   1.24%(d)  1.32%(d)  1.69%(d)  1.66%(d)       1.95%
Ratio of Net Investment Income
  (Loss) to Average Net Assets          (0.17%)(c)    (0.49%)   (0.16%)     0.56%     1.78%       1.43%
Portfolio Turnover Rate                     22%(c)        62%       55%       96%      157%        215%

(a) Commencement of investment operations was August 1, 1994.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended July 31, 1999.

(c) Based  on operations  for  the  period  shown  and,  accordingly,   are  not
    representative of a full year.

(d) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

                             INVESCO FAMILY OF FUNDS

                       INVESTOR CLASS                                 NEWSPAPER
FUND NAME               FUND CODE            TICKER SYMBOL         ABBREVIATION
--------------------------------------------------------------------------------
STOCK
Growth & Income               21                  IVGIX               Gro&Inc
Blue Chip Growth              10                  FLRFX               BlChpGro
Dynamics                      20                  FIDYX               Dynm
Small Company Growth          60                  FIEGX               SmCoGth
INVESCO Endeavor              61                  IVENX               Endeavor
Value Equity                  46                  FSEQX               ValEq
S&P 500 Index Fund            23                  ISPIX               SP500II
--------------------------------------------------------------------------------
BOND
U.S. Government Securities    32                  FBDGX               USGvt
Select Income                 30                  FBDSX               SelInc
High Yield                    31                  FHYPX               HiYld
Tax-Free Bond                 35                  FTIFX               TxFreeBd
--------------------------------------------------------------------------------
COMBINATION STOCK & BOND
Equity Income                 15                  FIIIX               EquityInc
Total Return                  48                  FSFLX               TotRtn
Balanced                      71                  IMABX               Bal
--------------------------------------------------------------------------------
SECTOR
Energy                        50                  FSTEX               Enrgy
Financial Services            57                  FSFSX               FinSvc
Gold                          51                  FGLDX               Gold
Health Sciences               52                  FHLSX               HlthSc
Leisure                       53                  FLISX               Leisur
Real Estate Opportunity       42                  IVSRX               Realty
Technology                    55                  FTCHX               Tech
Telecommunications            39                  ISWCX               Telecomm
Utilities                     58                  FSTUX               Util
--------------------------------------------------------------------------------
INTERNATIONAL
International Blue Chip       09                  IIBCX               ItlBlChp
Pacific Basin                 54                  FPBSX               PcBas
European                      56                  FEURX               Europ
Latin American Growth         34                  IVSLX               LtnAmerGr
--------------------------------------------------------------------------------
MONEY MARKET
U.S. Government Money         44                  FUGXX               InvGvtMF
Cash Reserves                 25                  FDSXX               InvCshR
Tax-Free Money                40                  FFRXX               InvTaxFree
Treasurer's Money Market      96                  IMRXX               INVESCOMMR
  Reserve Fund
Treasurer's Tax-Exempt        95                  ITTXX               INVESCOTTE
  Reserve Fund

FOR MORE INFORMATION ABOUT ANY OF THE INVESCO FUNDS, INCLUDING MANAGEMENT FEES, RISKS, AND EXPENSES, PLEASE VISIT OUR WEB SITE OR CALL US AT 1-800-525-8085 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                   YOU
                                  SHOULD
                                   KNOW
                                 WHAT
                                INVESCO
                                  KNOWS (R)




[INVESCO ICON] INVESCO FUNDS (R)



We're easy to stay in touch with:


Investor Services: 1-800-525-8085
Personal Account Line: 1-800-424-8085
On the World Wide Web: www.invesco.com


INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173707
Denver, Colorado  80217-3707


This information must be preceded or accompanied by a current prospectus.



SISF 9049 03/00